OPPENHEIMER CHAMPION INCOME FUND
Annual Report September 30, 1996

[PHOTO]

"We need our
money to
work
as hard as
it can."

[OPPENHEIMERFUNDS LOGO]

                                      NEWS

                              STANDARDIZED YIELDS

For the 30 Days Ended 9/30/96:(3)

Class A

7.90%

Class B

7.50%

Class C

7.53%

                                BEAT THE AVERAGE

Cumulative Total Return for the
5-Year Period Ended 9/30/96:

Oppenheimer Champion
Income Fund
Class A (at net asset value)(1)

83.14%

Lipper High Current Yield Average for 63 Funds for the 5-Year Period(4)

79.96%

"THE FUND'S CLASS A SHARES ARE RANKED **** AMONG 956 (3-YEAR) AND 508 (5-YEAR) TAXABLE BOND FUNDS AS OF 9/30/96 BY MORNINGSTAR MUTUAL FUNDS.(5)

THIS FUND IS FOR PEOPLE WHO WANT HIGH INCOME AND THE POTENTIAL FOR GROWTH.

HOW YOUR FUND IS MANAGED

Oppenheimer Champion Income Fund seeks high current income with a secondary objective of capital growth. The Fund invests in high-yielding, lower-rated corporate bonds. These types of securities often offer among the highest income levels available from any type of fixed-income investment and help provide the potential for long-term growth.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/96 were 13.28% for Class A shares and 12.44% for Class C shares. Cumulative total return at net asset value for Class B shares since inception on 10/2/95 was 12.20%.(1)

        Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 9/30/96 and since inception on 11/16/87 were 7.90%, 11.77% and 12.65%, respectively. For Class B shares, cumulative total return since inception on 10/2/95 was 7.20%. For Class C shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 12/1/93 were 11.44% and 7.93%, respectively.(2)

OUTLOOK

"We plan to maintain our focus on companies in growth industries like the energy sector, but are also looking closely at bonds issued by companies in the telecommunications and cable, hotel and gaming and health care industries."

                                            Ralph Stellmacher, Portfolio Manager
                                                              September 30, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Based on the change in net asset value per share for the periods shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 9/30/95, 9/30/91 and 11/16/87 (inception of class), after deducting the current maximum initial sales charge of 4.75%. The Fund's maximum sales charge rate for Class A shares was higher during a portion of some of the periods shown, and actual investment results would be different as a result. Class B returns show results of a hypothetical investment on 10/2/95 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5%. Class C returns show results of hypothetical investments on 9/30/95 and 12/1/93 (inception of class), after the deduction of the 1% contingent deferred sales charge for the 1-year result. An explanation of the different returns is in the Fund's prospectus.

3. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/96, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

4. Source: Lipper Analytical Services, 9/30/96, an independent mutual fund monitoring service. The average is shown for comparative purposes only. Oppenheimer Champion Income Fund is characterized by Lipper as a high current yield fund. Lipper performance does not take sales charges into consideration.

5. Source: Morningstar Mutual Funds, 9/30/96. Morningstar rankings are based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 1-, 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), 4 stars is "above average" (next 22.5%), and 1 star is the lowest (bottom 10%). The 4-star current ranking is a weighted average of the 3- and 5-year rankings for the class, which were 3 and 5 stars, weighted 40% and 60%, respectively. The 1-year star ranking is 3 stars, but is not included in the overall ranking calculations. There were 956 funds ranked in the 1-year period. Rankings are subject to change. The Fund's Class A, B and C shares have the same portfolio but different expenses.

2    Oppenheimer Champion Income Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Champion
Income Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Champion
Income Fund


DEAR SHAREHOLDER,

While it's true that earlier this year was difficult for most bond investors, mainly due to rising interest rates and concerns about inflation, we remain confident that the general long-term trend is for moderate economic growth and low inflation, which should help to stabilize and even lower interest rates over time. Though we still anticipate that interest rates will fluctuate over the near term, our outlook for the rest of the year remains positive.

        During the first six months of this year, investors were concerned that economic growth appeared to be accelerating. Unemployment was at a six-year low, industrial production was up, and even retail sales showed unexpected strength. In addition, because the stock market was performing so well, many investors felt more prosperous, and sales of big-ticket items such as homes and cars increased. While much of this data seems to indicate that economic growth is picking up, we believe that in today's world, faster economic growth may not necessarily mean higher inflation. In fact, we believe that inflation is likely to remain under control for the following three reasons: the Federal Reserve's conservative monetary policy over the last few years; the declining federal government deficit; and higher corporate productivity that has caused unit labor costs to grow more slowly than they have in the past.

        With the yield on today's 30-year Treasuries hovering just below 7%, bonds clearly offer a significant value. Typically, the yield on a bond is compared to the current inflation rate, which is now about 3%. This "spread" of approximately four percentage points between bond yields and inflation is considered very generous by historical standards. So, even if interest rates stay where they are, bonds still would offer significant value for today's investors. If, on the other hand, interest rates were to fall, as we expect they will, bond values would appreciate.

        Finally, the recent swings in the stock market have captured the attention of many investors who had their assets invested primarily in stocks and have given new life to the fixed-income market. The more volatile the stock market is, the more attractive bonds appear in the portfolios of many investors, particularly those who are nearing retirement. In addition, because the prices of bonds are lower, we feel they are a good buy. Given the current market circumstances, diversifying into other asset classes, rather than relying solely on equities, may make more sense now than ever before.

        Your portfolio managers discuss the outlook for your Fund in the light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/s/ JAMES C. SWAIN                         /s/ BRIDGET A. MACASKILL
-------------------------                  -------------------------------
James C. Swain                             Bridget A. Macaskill


October 21, 1996

3    Oppenheimer Champion Income Fund

Q + A

[PHOTO]

Q  WHAT INVESTMENTS BENEFITED PERFORMANCE?

AN INTERVIEW WITH YOUR FUND'S MANAGERS.


HOW DID THE FUND PERFORM OVER THE PAST YEAR?

Oppenheimer Champion Income Fund has performed well, finishing 55th out of 143 funds, which placed us in the second quartile of our peer group rated by Lipper Analytical Services for the entire fiscal year.(1) This has been a good year for the high yield bond market, overall, and with the exception of March, we have seen positive total returns at net asset value in each month during 1996. Of course, investors in high yield bonds are subject to a greater risk that the issuer will default in its principal or interest payments than investment-grade bond investors. But over time, we expect the yield premium that high yield bonds offer will more than compensate for the risks.

[PHOTO]

WHAT INVESTMENTS OR MARKET FACTORS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

Our aggressive positioning in January and February provided the Fund with a tremendous boost when the high yield market was very strong. Another factor that helped our performance was the relatively short average maturity of the portfolio's investments during the first calendar quarter. As interest rates rose throughout the year, our portfolio was less affected by interest rates as compared to our competitors.

[PHOTO]

        As for specific sectors, we've benefited from our large exposure to energy bonds. This worked out well for us because higher oil and gas prices combined with technological advancements improved the profitability of many of our oil and natural gas investments. Another area that has been a benefit to the Fund is the cyclical sector, where we have added, during the first calendar quarter, to our holdings in chemical,

1. Source: Lipper Analytical Services, 9/30/96. Oppenheimer Champion Income Fund is characterized by Lipper as a high current yield fund. This comparison does not take sales charges into consideration.

4    Oppenheimer Champion Income Fund

FACING PAGE
Top left: Ralph Stellmacher,
Portfolio Manager

Top right: Scott Scharer, Member
of Fixed Income Investments Team

Bottom: Len Darling, Executive
VP, Director of Fixed Income
Investments

THIS PAGE
Top: Ralph Stellmacher

Bottom: David Negri with Mark
Frank, Members of Fixed Income
Investments Team


A  WE'VE BENEFITED FROM OUR LARGE EXPOSURE TO ENERGY BONDS.


paper and forest product companies. Because cyclical stocks tend to rise in price when the economy shows signs of strength, these investments have been good performers.(2)

DID ANY INVESTMENT NOT PERFORM AS YOU'D EXPECTED?

Recently, we've been increasing our exposure to high-rated bonds with mixed results. To the degree that we've made strong purchases, this move has helped the Fund. But overall, lower-rated bonds have been better performers.

        Even though rising interest rates are generally unfavorable for the bond market, as the economy continues to show signs of improvement--like we've seen recently--credit risk becomes less of an issue, and many investors are willing to pay higher prices for those bonds.

[PHOTO]

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We are currently taking profits on holdings in cyclical sectors such as chemical, paper and forest product areas. We plan to continue a focus on companies in growth sectors within the telecommunications industry. We will remain overweighted to the energy sector as we feel these bonds offer strong portfolio diversification benefits. Finally, we will continue to invest in companies that are rated strong single B and weak BB.

[PHOTO]

WHAT IS YOUR OUTLOOK FOR THE FUND?

We believe that the high yield market will remain resilient for a number of reasons. First, high yield bond valuations are attractive. Second, corporate earnings and economic growth remain healthy, which should sustain a relatively low default rate among high yield issues. Finally, as other market sectors, such as equities, show signs of high volatility, the demand for high yielding fixed-income investments has increased.

2. The Fund's portfolio is subject to change.

5    Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS   September 30, 1996

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT(1)       SEE NOTE 1
===============================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--1.7%
-------------------------------------------------------------------------------------------------------------------------------
       Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
       Trust 240, Cl. 2, 10.317%--12.256%, 9/1/23(2)                                               $ 6,939,318      $ 2,397,318
       Trust 257, Cl. 2, 15.355%, 2/1/24(2)                                                          1,541,277          534,390
       ------------------------------------------------------------------------------------------------------------------------
       Government National Mortgage Assn., 6%, 10/15/26(3)                                           2,200,000        2,182,125
       ------------------------------------------------------------------------------------------------------------------------
       Morgan Stanley Capital I, Inc., Commercial Mtg.
       Pass-Through Certificates, Series 1996-C1, Cl. E, 7.51%, 2/1/28(4)(5)                         1,513,000        1,182,031
       ------------------------------------------------------------------------------------------------------------------------
       Mortgage Capital Funding, Inc., Multifamily Mtg.
       Pass-Through Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(5)                          1,250,000          945,703
       ------------------------------------------------------------------------------------------------------------------------
       Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
       Series 1994-C2, Cl. E, 8%, 4/25/25                                                              472,282          458,557
       Series 1995-C1, Cl. F, 6.90%, 2/25/27                                                           388,591          320,588
       ------------------------------------------------------------------------------------------------------------------------
       Salomon Brothers Mortgage Securities VII, Series 1996-C1, Cl. E,
       9.18%, 1/20/06                                                                                  704,000          608,960
       ------------------------------------------------------------------------------------------------------------------------
       Structured Asset Securities Corp., Multiclass Pass-Through
       Certificates, Series 1995-C4, Cl. E, 8.849%, 6/25/26(4)(5)                                      799,806          651,842
                                                                                                                   ------------
       Total Mortgage-Backed Obligations (Cost $8,879,903)                                                            9,281,514

===============================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--4.7%
-------------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts., 8.875%, 11/15/97 (Cost $26,328,125)                                      25,000,000       25,804,672

===============================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--10.5%
-------------------------------------------------------------------------------------------------------------------------------
       Argentina (Republic of):
       New Money Bonds, 6.50%, 10/25/99(4)                                                             116,666          113,167
       Sr. Unsec. Unsub. Bonds, 7.625%, 7/5/99 NLG                                                   2,095,000        1,236,711
       Treasury Bills, Zero Coupon, 12.117%, 1/17/97(6) ARP                                          1,000,000          979,375
       Treasury Bills, Zero Coupon, 10.156%, 11/15/96(6) ARP                                           500,000          496,095
       Unsec. Unsub. Bonds, 11.50%, 8/14/01 GBP                                                        340,000          535,210
       ------------------------------------------------------------------------------------------------------------------------
       Banco Estado Minas Gerais, 8.25%, 2/10/00                                                     1,950,000        1,837,875
       ------------------------------------------------------------------------------------------------------------------------
       Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,
       10.625%, 8/7/06(7)                                                                            1,000,000        1,012,500
       ------------------------------------------------------------------------------------------------------------------------
       Banco Nacional de Comercio Exterior SNC International Finance BV Gtd.:
       Nts., 8%, 8/5/03                                                                                700,000          626,500
       Registered Bonds, 11.25%, 5/30/06                                                             2,500,000        2,621,875
       ------------------------------------------------------------------------------------------------------------------------
       Brazil (Federal Republic of):
       Debs., 6%, 9/15/13                                                                              750,000          521,250
       Nts., Banco Estado Minas Gerais, 7.875%, 2/10/99                                              1,300,000        1,238,250
       ------------------------------------------------------------------------------------------------------------------------
       Buenos Aires (Province of) Bonds, 10%, 3/5/01 DEM                                             1,064,000          727,580
       ------------------------------------------------------------------------------------------------------------------------
       Bulgaria (Republic of):
       Front-Loaded Interest Reduction Bearer Bonds, Tranche A, 2.25%, 7/28/12(7)                    4,950,000        1,628,859
       Interest Arrears Bonds, 6.688%, 7/28/11(7)                                                    5,340,000        2,456,400
       ------------------------------------------------------------------------------------------------------------------------
       Canada (Government of) Real Return Debs., 4.517%, 12/1/21(8) CAD                              5,200,000        3,940,976
       ------------------------------------------------------------------------------------------------------------------------
       Central Bank of Costa Rica Interest Claim Bonds, Series B, 6.344%, 5/21/05(4)                   153,481          148,110
       ------------------------------------------------------------------------------------------------------------------------
       Cia Energetica de Sao Paulo Gtd. Unsec. Bonds, 9.25%, 5/10/01 DEM                             1,110,000          746,482
       ------------------------------------------------------------------------------------------------------------------------
       Denmark (Kingdom of) Bonds:
       8%, 11/15/01 DKK                                                                              3,770,000          704,493
       8%, 3/15/06 DKK                                                                               6,140,000        1,122,839

6  Oppenheimer Champion Income Fund

                                                                                                FACE               MARKET VALUE
                                                                                                AMOUNT(1)          SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS
(CONTINUED)
       Ecuador (Republic of) Disc. Bonds, 6.50%, 2/28/25(4)                                     $      560,000      $   348,600
       ------------------------------------------------------------------------------------------------------------------------
       Finland (Republic of) Bonds, 7.25%, 4/18/06 FIM                                               2,000,000          454,971
       ------------------------------------------------------------------------------------------------------------------------
       Hashemite Kingdom of Jordan:
       Disc. Bonds, 6.625%, 12/23/23(4)                                                              1,250,000          965,625
       Interest Arrears Bonds, 6.625%, 12/23/05(4)                                                   1,100,000          976,250
       ------------------------------------------------------------------------------------------------------------------------
       Ireland (Government of) Bonds, 9.25%, 7/11/03 IEP                                             1,710,000        3,135,690
       ------------------------------------------------------------------------------------------------------------------------
       Italy (Republic of):
       Sr. Unsec. Unsub. Global Bonds, 0.777%, 7/26/99(4) JPY                                      137,000,000        1,236,536
       Treasury Bonds, Buoni del Tesoro Poliennali, 10.50%, 7/15/00 ITL                          1,795,000,000        1,280,163
       ------------------------------------------------------------------------------------------------------------------------
       New South Wales Treasury Corp. Gtd. Bonds, 12%, 12/1/01 AUD                                   2,835,000        2,670,761
       ------------------------------------------------------------------------------------------------------------------------
       Norwegian Government Bonds, 9.50%, 10/31/02 NOK                                              11,645,000        2,061,753
       ------------------------------------------------------------------------------------------------------------------------
       Panama (Republic of):
       Debs., 6.629%, 5/10/02(4)                                                                       484,615          465,231
       Interest Reduction Bonds, 3.50%, 7/17/14(9)                                                   1,825,000        1,147,469
       ------------------------------------------------------------------------------------------------------------------------
       Poland (Republic of) Treasury Bills, Zero Coupon:
       21.656%, 10/2/96(6) PLZ                                                                       1,440,000          511,883
       21.635%, 11/20/96(6) PLZ                                                                      2,790,000          968,433
       ------------------------------------------------------------------------------------------------------------------------
       Portugal (Republic of) Gtd. Bonds,
       Obrigicion do tes Medio Prazo, 11.875%, 2/23/00 PTE                                         185,000,000        1,351,494
       ------------------------------------------------------------------------------------------------------------------------
       PT Hutama Karya, Zero Coupon Medium-Term Nts.:
       17.514%, 3/19/97(6) IDR                                                                   2,600,000,000        1,037,414
       17.668%, 3/26/97(6) IDR                                                                   2,500,000,000          995,048
       ------------------------------------------------------------------------------------------------------------------------
       Russia (Government of) Interest Nts., 6.547%, 12/29/49(3)(4)                                  1,600,000        1,029,500
       ------------------------------------------------------------------------------------------------------------------------
       Sweden (Kingdom of) Bonds, Series 1030, 13%, 6/15/01 SEK                                     14,700,000        2,767,033
       ------------------------------------------------------------------------------------------------------------------------
       Telecomunicacoes Brasileiras SA Bonds, 13%, 2/5/99 ITL                                    1,500,000,000        1,031,709
       ------------------------------------------------------------------------------------------------------------------------
       United Kingdom Treasury Nts., 13%, 7/14/00 GBP                                                2,165,000        4,057,480
       ------------------------------------------------------------------------------------------------------------------------
       United Mexican States Bonds, 10.375%, 1/29/03 DEM                                             5,145,000        3,562,083
       ------------------------------------------------------------------------------------------------------------------------
       Venezuela (Republic of):
       Disc. Bonds, Series DL, 6.625%, 12/18/07(4)                                                   2,000,000        1,660,000
       Front-Loaded Interest Reduction Bonds, Series A, 6.375%, 3/31/07(4)                             825,000          695,578
       New Money Bonds, Series B, 6.625%, 12/18/05(4)                                                1,250,000        1,042,187
       Total Foreign Government Obligations (Cost $56,381,425)                                                       58,147,438

===============================================================================================================================
LOAN PARTICIPATIONS--0.8%
-------------------------------------------------------------------------------------------------------------------------------
       Algeria (Republic of) Reprofiled Debt Loan Participation,
       Tranche A, 6.625%, 9/4/06(4)(5)                                                               2,000,000        1,392,500
       ------------------------------------------------------------------------------------------------------------------------
       Colombia (Republic of) 1989--1990 Integrated
       Loan Facility Bonds, 6.563%, 7/1/01(4)(5)                                                       314,319          298,604
       ------------------------------------------------------------------------------------------------------------------------
       Jamaica (Government of) 1990 Refinancing
       Agreement Nts., Tranche B, 6.312%, 11/15/04(4)(5)                                               654,093          546,168
       ------------------------------------------------------------------------------------------------------------------------
       Morocco (Kingdom of) Loan Participation Agreement,
       Tranche A, 6.437%, 1/1/09(4)                                                                  1,700,000        1,337,156
       ------------------------------------------------------------------------------------------------------------------------
       Trinidad & Tobago Loan Participation Agreement,
       Tranche B, 1.772%, 9/30/00(4)(5) JPY                                                        126,436,052        1,010,353
                                                                                                                    -----------
       Total Loan Participations (Cost $4,202,881)                                                                    4,584,781

7  Oppenheimer Champion Income Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT(1)       SEE NOTE 1
===============================================================================================================================
MUNICIPAL BONDS AND NOTES--0.3%
-------------------------------------------------------------------------------------------------------------------------------
       San Joaquin Hills, California Transportation Corridor Agency
       Toll Road Capital Appreciation Revenue Bonds, Jr. Lien,
       Zero Coupon, 9%, 1/1/28 (Cost $862,253)(6)                                                  $13,500,000      $ 1,406,025

===============================================================================================================================
CORPORATE BONDS AND NOTES--74.5%
-------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--11.9%
-------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.0%
       Acetex Corp., 9.75% Sr. Sec. Nts., 10/1/03                                                    2,820,000        2,791,800
       ------------------------------------------------------------------------------------------------------------------------
       Arcadian Partner LP, 10.75% Sr. Nts., Series B, 5/1/05                                          880,000          972,400
       ------------------------------------------------------------------------------------------------------------------------
       NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                           3,750,000        3,956,250
       ------------------------------------------------------------------------------------------------------------------------
       Terra Industries, Inc., 10.50% Sr. Nts., Series B, 6/15/05                                    2,630,000        2,820,675
       ------------------------------------------------------------------------------------------------------------------------
       Texas Petrochemicals Corp., 11.125% Sr. Sub. Nts., 7/1/06(10)                                   515,000          544,612
                                                                                                                    -----------
                                                                                                                     11,085,737

-------------------------------------------------------------------------------------------------------------------------------
CONTAINERS--0.5%
       U.S. Can Co., 13.50% Sr. Sub. Nts., 1/15/02                                                   2,500,000        2,656,250
-------------------------------------------------------------------------------------------------------------------------------
METALS/MINING--1.7%
       Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03                                   1,819,000        1,996,352
       ------------------------------------------------------------------------------------------------------------------------
       Kaiser Aluminum & Chemical Corp., 9.875% Sr. Nts., 2/15/02                                    1,780,000        1,824,500
       ------------------------------------------------------------------------------------------------------------------------
       Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06(10)                                         5,175,000        5,356,125
       ------------------------------------------------------------------------------------------------------------------------
       UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05                                       325,000          372,937
                                                                                                                      9,549,914

===============================================================================================================================
PAPER--6.5%
       APP International Finance Co. BV, 11.75% Gtd. Sec. Nts., 10/1/05                              2,400,000        2,517,000
       ------------------------------------------------------------------------------------------------------------------------
       Asia Pulp & Paper International Finance Co.,
       Zero Coupon Asian Currency Nts., 16.551%, 5/15/97(6) IDR                                    700,000,000          271,314
       ------------------------------------------------------------------------------------------------------------------------
       Buckeye Cellulose Corp.:
       8.50% Sr. Sub. Nts., 12/15/05                                                                   280,000          273,000
       9.25% Sr. Sub. Nts., 9/15/08                                                                  4,315,000        4,347,362
       ------------------------------------------------------------------------------------------------------------------------
       Container Corp., 9.75% Gtd. Sr. Nts., 4/1/03                                                    500,000          508,750
       ------------------------------------------------------------------------------------------------------------------------
       Domtar, Inc., 11.25% Debs., 9/15/17(5)                                                          190,000          200,849
       ------------------------------------------------------------------------------------------------------------------------
       Florida Coast Paper Co. LLC,
       12.75% First Mtg. Nts., 6/1/03(10)                                                            1,880,000        2,039,800
       ------------------------------------------------------------------------------------------------------------------------
       Gaylord Container Corp.:
       11.50% Sr. Nts., 5/15/01                                                                        375,000          399,844
       12.75% Sr. Sub. Disc. Debs., 5/15/05                                                          3,000,000        3,307,500
       ------------------------------------------------------------------------------------------------------------------------
       Indah Kiat International Finance Co. BV, 12.50% Sr. Sec. Gtd. Nts.,
       Series C, 6/15/06                                                                             2,540,000        2,755,900
       ------------------------------------------------------------------------------------------------------------------------
       Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04                                                  1,285,000        1,387,800
       ------------------------------------------------------------------------------------------------------------------------
       QUNO Corp., 9.125% Sr. Nts., 5/15/05                                                          2,050,000        2,070,500
       ------------------------------------------------------------------------------------------------------------------------
       Repap Wisconsin, Inc., 9.25% First Priority Sr. Sec. Nts., 2/1/02                             1,000,000        1,012,500
       ------------------------------------------------------------------------------------------------------------------------
       Riverwood International Corp.:
       10.25% Sr. Nts., 4/1/06                                                                       2,830,000        2,858,300
       10.875% Sr. Sub. Nts., 4/1/08                                                                 4,135,000        4,093,650
       ------------------------------------------------------------------------------------------------------------------------
       SD Warren Co., 12% Sr. Sub. Nts., 12/15/04                                                    2,750,000        2,980,312
       ------------------------------------------------------------------------------------------------------------------------
       Stone Container Corp.:
       10.75% First Mtg. Nts., 10/1/02                                                               2,650,000        2,789,125
       9.875% Sr. Nts., 2/1/01                                                                         500,000          505,000
       ------------------------------------------------------------------------------------------------------------------------
       Tembec Finance Corp., 9.875% Gtd. Sr. Nts., 9/30/05                                           1,825,000        1,770,250
                                                                                                                    -----------
                                                                                                                     36,088,756

8  Oppenheimer Champion Income Fund

                                                                                                  FACE             MARKET VALUE
                                                                                                  AMOUNT(1)        SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
STEEL--1.2%
       AK Steel Corp., 10.75% Sr. Gtd. Nts., 4/1/04                                                 $1,800,000      $ 1,971,000
       ------------------------------------------------------------------------------------------------------------------------
       Armco, Inc., 8.50% Sinking Fund Debs., 9/1/01                                                   267,000          262,327
       ------------------------------------------------------------------------------------------------------------------------
       Bar Technologies, Inc., 13.50% Gtd. Bonds, 4/1/01                                               750,000          757,500
       ------------------------------------------------------------------------------------------------------------------------
       Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01                            1,350,000        1,299,375
       ------------------------------------------------------------------------------------------------------------------------
       WCI Steel, Inc., 10.50% Sr. Gtd. Nts., Series B, 3/1/02                                       1,900,000        2,090,000
                                                                                                                    -----------
                                                                                                                      6,380,202

-------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--13.8%
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--3.2%
       Coinstar, Inc., Units (each unit consists of $1,000 principal amount of 0%/13% Sr. Sub. Disc. Nts., 10/1/06 and one warrant
       to purchase seven ordinary shares)(3)(5)(11)(12)                                              2,025,000        1,391,195
       ------------------------------------------------------------------------------------------------------------------------
       Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
       Series B, 9.52%, 5/27/98(6)                                                                   4,580,000        3,915,900
       ------------------------------------------------------------------------------------------------------------------------
       E & S Holdings Corp., 10.375% Sr. Sub. Nts., 10/1/06(10)                                      1,650,000        1,687,125
       ------------------------------------------------------------------------------------------------------------------------
       Harman International Industries, Inc., 12% Sr. Sub. Nts., 8/1/02                              2,400,000        2,628,000
       ------------------------------------------------------------------------------------------------------------------------
       International Semi-Tech Microelectronics, Inc.,
       0%/11.50% Sr. Sec. Disc. Nts., 8/15/03(12)                                                    5,050,000        3,093,125
       ------------------------------------------------------------------------------------------------------------------------
       Iron Mountain, Inc., 10.125% Sr. Sub. Nts., 10/1/06(3)                                          650,000          663,812
       ------------------------------------------------------------------------------------------------------------------------
       Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05                                                 960,000        1,017,600
       ------------------------------------------------------------------------------------------------------------------------
       TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(10)                                   3,160,000        3,578,700
                                                                                                                    -----------
                                                                                                                     17,975,457

-------------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--1.4%
       Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03                                        2,845,000        3,001,475
       ------------------------------------------------------------------------------------------------------------------------
       Cott Corp., 9.375% Sr. Nts., 7/1/05                                                           3,885,000        3,904,425
       ------------------------------------------------------------------------------------------------------------------------
       Foodbrands America, Inc., 10.75% Sr. Sub. Nts., 5/15/06                                         815,000          839,450
                                                                                                                    -----------
                                                                                                                      7,745,350

-------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--3.1%
       Capstone Capital Corp., 10.50% Cv. Sub. Debs., 4/1/02                                           340,000          442,850
       ------------------------------------------------------------------------------------------------------------------------
       Magellan Health Services, Inc., 11.25% Sr. Sub. Nts., Series A, 4/15/04                       5,420,000        5,934,900
       ------------------------------------------------------------------------------------------------------------------------
       Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02                                      2,500,000        2,781,250
       ------------------------------------------------------------------------------------------------------------------------
       Quorum Health Group, Inc., 11.875% Sr. Sub. Nts., 12/15/02                                      750,000          830,625
       ------------------------------------------------------------------------------------------------------------------------
       Tenet Healthcare Corp., 10.125% Sr. Sub. Nts., 3/1/05                                         4,750,000        5,171,562
       ------------------------------------------------------------------------------------------------------------------------
       Total Renal Care, Inc., 0%/12% Sr. Sub. Disc. Nts., 8/15/04(12)                               1,935,000        2,048,681
                                                                                                                   ------------
                                                                                                                     17,209,868

-------------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING--3.3%
       Arizona Charlie's, Inc., 12% First Mtg. Nts., Series A, 11/15/00(5)                             275,000          189,750
       ------------------------------------------------------------------------------------------------------------------------
       Boyd Gaming Corp., 10.75% Sr. Sub. Nts., Series B, 9/1/03                                     1,500,000        1,584,375
       ------------------------------------------------------------------------------------------------------------------------
       California Hotel Finance Corp., 11% Sr. Sub. Nts., 12/1/02                                      800,000          840,000
       ------------------------------------------------------------------------------------------------------------------------
       Capital Gaming International, Inc., Promissory Nts., 8/1/95(13)                                   7,500               --
       ------------------------------------------------------------------------------------------------------------------------
       Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A, 11/15/00(5)(13)                    100,000           70,000
       ------------------------------------------------------------------------------------------------------------------------
       Empress River Casino Finance Corp., 10.75% Sr. Gtd. Nts., 4/1/02                              2,000,000        2,160,000
       ------------------------------------------------------------------------------------------------------------------------
       Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                                    2,500,000        2,478,125
       ------------------------------------------------------------------------------------------------------------------------
       Griffin Gaming & Entertainment, Inc., 8.015% First Mtg.
       Non-Recourse Pass-Through Nts., 6/30/00(4)                                                    1,010,000          954,450

9  Oppenheimer Champion Income Fund

                                                                                                  FACE           MARKET VALUE
                                                                                                  AMOUNT(1)      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING
(CONTINUED)
       HMC Acquisition Properties, Inc., 9% Sr. Nts., 12/15/07                                    $1,210,000      $ 1,155,550
       ----------------------------------------------------------------------------------------------------------------------
       HMH Properties, Inc., 9.50% Sr. Sec. Nts., Series B, 5/15/05                                2,470,000        2,488,525
       ----------------------------------------------------------------------------------------------------------------------
       Majestic Star Casino LLC (The), 12.75% Sr. Sec. Nts., 5/15/03(10)                           1,035,000        1,138,500
       ----------------------------------------------------------------------------------------------------------------------
       Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts., 11/15/02                             2,075,000        2,614,500
       ----------------------------------------------------------------------------------------------------------------------
       Players International, Inc., 10.875% Sr. Nts., 4/15/05                                        510,000          507,450
       ----------------------------------------------------------------------------------------------------------------------
       Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                                      700,000          733,250
       ----------------------------------------------------------------------------------------------------------------------
       Showboat Marina Casino Partnership/Showboat Marina
       Finance Corp., 13.50% First Mtg. Nts., 3/15/03                                                650,000          705,250
       ----------------------------------------------------------------------------------------------------------------------
       Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03                                           520,000          507,000
       ----------------------------------------------------------------------------------------------------------------------
       Trump's Castle Funding, Inc., 13.875% Sub. Nts., 11/15/05(14)                                      46               44
                                                                                                                  -----------
                                                                                                                   18,126,769

-----------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.7%
       Carrols Corp., 11.50% Sr. Nts., 8/15/03                                                     2,360,000        2,472,100
       ----------------------------------------------------------------------------------------------------------------------
       Foodmaker, Inc.:
       9.25% Sr. Nts., 3/1/99                                                                      1,390,000        1,393,475
       9.75% Sr. Sub. Nts., 6/1/02                                                                   165,000          162,525
                                                                                                                  -----------
                                                                                                                    4,028,100

-----------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--2.1%
       Clark-Schwebel, Inc., 10.50% Sr. Nts., 4/15/06(10)                                          3,200,000        3,328,000
       ----------------------------------------------------------------------------------------------------------------------
       Consoltex Group, Inc., 11% Sr. Sub. Gtd. Nts., Series B, 10/1/03                              900,000          886,500
       ----------------------------------------------------------------------------------------------------------------------
       Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02                                                 526,000          574,655
       ----------------------------------------------------------------------------------------------------------------------
       PT Polysindo Eka Perkasa, 13% Sr. Nts., 6/15/01                                               260,000          286,650
       ----------------------------------------------------------------------------------------------------------------------
       Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                                  2,800,000        3,038,000
       ----------------------------------------------------------------------------------------------------------------------
       WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05                                    3,370,000        3,386,850
                                                                                                                  -----------
                                                                                                                   11,500,655

-----------------------------------------------------------------------------------------------------------------------------
ENERGY--10.2%
-----------------------------------------------------------------------------------------------------------------------------
       AmeriGas Partners LP, 10.125% Sr. Nts., 4/15/07                                               320,000          334,800
       ----------------------------------------------------------------------------------------------------------------------
       Chesapeake Energy Corp.:
       10.50% Sr. Nts., 6/1/02                                                                     3,200,000        3,404,000
       9.125% Sr. Nts., 4/15/06                                                                    2,215,000        2,203,925
       ----------------------------------------------------------------------------------------------------------------------
       DeepTech International, Inc., 12% Sr. Sec. Nts., 12/15/00                                   2,402,000        2,438,030
       ----------------------------------------------------------------------------------------------------------------------
       Falcon Drilling Co., Inc.:
       8.875% Sr. Nts., Series B, 3/15/03                                                          4,900,000        4,838,750
       9.75% Sr. Nts., Series B, 1/15/01                                                             400,000          410,000
       ----------------------------------------------------------------------------------------------------------------------
       Ferrellgas LP/Ferrellgas Finance Corp., 10% Sr. Nts., 8/1/01                                1,400,000        1,456,000
       ----------------------------------------------------------------------------------------------------------------------
       Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., 6/15/06(10)                                   2,190,000        2,206,425
       ----------------------------------------------------------------------------------------------------------------------
       Gerrity Oil & Gas Corp., 11.75% Sr. Sub. Nts., 7/15/04                                      3,750,000        4,017,187
       ----------------------------------------------------------------------------------------------------------------------
       J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                                         4,090,000        4,182,025
       ----------------------------------------------------------------------------------------------------------------------
       Mariner Energy, Inc., 10.50% Sr. Sub. Nts., 8/1/06(10)                                      3,415,000        3,534,525
       ----------------------------------------------------------------------------------------------------------------------
       Maxus Energy Corp., 11.50% Debs., 11/15/15                                                    500,000          522,500
       ----------------------------------------------------------------------------------------------------------------------
       Mesa Operating Co.:
       0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06(12)                                             5,840,000        3,766,800
       10.625% Gtd. Sr. Sub. Nts., 7/1/06                                                          1,260,000        1,330,875

10  Oppenheimer Champion Income Fund

                                                                                                  FACE           MARKET VALUE
                                                                                                  AMOUNT(1)      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
ENERGY
(CONTINUED)
       Nuevo Energy Co., 12.50% Sr. Sub. Nts., 6/15/02                                            $  560,000      $   604,800
       ----------------------------------------------------------------------------------------------------------------------
       OPI International, Inc., 12.875% Sr. Gtd. Nts., 7/15/02                                     1,225,000        1,353,625
       ----------------------------------------------------------------------------------------------------------------------
       Petroleum Heat & Power Co., Inc.:
       12.25% Sub. Debs., 2/1/05                                                                   1,376,000        1,522,200
       9.375% Sub. Debs., 2/1/06                                                                   1,770,000        1,692,562
       ----------------------------------------------------------------------------------------------------------------------
       Santa Fe Energy Resources, Inc., 11% Sr. Sub. Debs., 5/15/04                                3,330,000        3,696,300
       ----------------------------------------------------------------------------------------------------------------------
       TransTexas Gas Corp., 11.50% Sr. Sec. Gtd. Nts., 6/15/02                                    3,845,000        4,094,925
       ----------------------------------------------------------------------------------------------------------------------
       Triton Energy Corp.:
       0%/9.75% Sr. Sub. Disc. Nts., 12/15/00(12)                                                  2,400,000        2,436,000
       Zero Coupon Sr. Sub. Disc. Nts., 10.394%, 11/1/97(6)                                        3,200,000        2,968,000
       ----------------------------------------------------------------------------------------------------------------------
       United Meridian Corp., 10.375% Sr. Sub. Nts., 10/15/05                                      1,100,000        1,174,250
       ----------------------------------------------------------------------------------------------------------------------
       Vintage Petroleum, Inc., 9% Sr. Sub. Nts., 12/15/05                                         2,435,000        2,416,737
                                                                                                                  -----------
                                                                                                                   56,605,241

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--4.1%
-----------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--1.1%
       First Nationwide Escrow Corp., 10.625% Sr. Sub. Nts., 10/1/03(10)                           1,950,000        2,040,188
       ----------------------------------------------------------------------------------------------------------------------
       First Nationwide Holdings, Inc., 9.125% Sr. Sub. Nts., 1/15/03                              1,800,000        1,777,500
       ----------------------------------------------------------------------------------------------------------------------
       Ocwen Financial Corp., 11.875% Nts., 10/1/03                                                1,600,000        1,678,500
       ----------------------------------------------------------------------------------------------------------------------
       Siam City Bank Co. Ltd., Zero Coupon Debs., 11.084%, 10/31/96(3)(6) THB                     5,000,000          194,952
       ----------------------------------------------------------------------------------------------------------------------
       Siam Commercial Bank Public Ltd., Zero Coupon Debs.,
       10.581%, 11/18/96(3)(6) THB                                                                 7,800,000          302,500
                                                                                                                  -----------
                                                                                                                    5,993,640

-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.0%
       ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(5)                                                   348,179          384,738
       ----------------------------------------------------------------------------------------------------------------------
       GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                               4,010,000        4,050,100
       ----------------------------------------------------------------------------------------------------------------------
       GPA Holland BV, 8.94% Medium-Term Nts., Series C, 2/16/99                                     700,000          710,500
       ----------------------------------------------------------------------------------------------------------------------
       Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03(5)(13)                                       600,000          123,000
                                                                                                                  -----------
                                                                                                                    5,268,338

-----------------------------------------------------------------------------------------------------------------------------
INSURANCE--2.0%
       American Life Holding Co., 11.25% Sr. Sub. Nts., 9/15/04                                    2,220,000        2,514,150
       ----------------------------------------------------------------------------------------------------------------------
       Chartwell Re Holdings Corp., 10.25% Sr. Nts., 3/1/04                                          477,000          506,216
       ----------------------------------------------------------------------------------------------------------------------
       Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02                                    3,000,000        3,281,250
       ----------------------------------------------------------------------------------------------------------------------
       Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03                               3,750,000        3,829,688
       ----------------------------------------------------------------------------------------------------------------------
       Terra Nova Insurance (UK) Holdings PLC, 10.75% Sr. Nts., 7/1/05                               720,000          808,442
                                                                                                                  -----------
                                                                                                                   10,939,746

-----------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED--1.7%
-----------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--0.7%
       American Standard, Inc.:
       0%/10.50% Sr. Sub. Disc. Debs., 6/1/05(12)                                                  2,075,000        1,914,188
       10.875% Sr. Nts., 5/15/99                                                                   1,000,000        1,070,000
       ----------------------------------------------------------------------------------------------------------------------
       Building Materials Corp., 0%/11.75% Sr. Deferred Coupon Nts., Series B, 7/1/04(12)            750,000          607,500
       ----------------------------------------------------------------------------------------------------------------------
       Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                                                    60,000           59,400
                                                                                                                  -----------
                                                                                                                    3,651,088

11  Oppenheimer Champion Income Fund

                                                                                                  FACE            MARKET VALUE
                                                                                                  AMOUNT(1)       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/
REAL ESTATE--1.0%
       First Place Tower, Inc.:
       9.22% First Mtg. Bonds, 12/15/05 CAD                                                          375,500      $   298,380
       Units (each unit consists of one $10 principal amount of 8.50%
       cv. sub. debs., 12/15/15 and 40 common shares)(11) CAD                                        225,830          294,247
       ----------------------------------------------------------------------------------------------------------------------
       NVR, Inc., 11% Sr. Gtd. Nts., 4/15/03                                                         900,000          936,000
       ----------------------------------------------------------------------------------------------------------------------
       Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec. Nts., Series B, 4/1/02           1,375,000        1,464,375
       ----------------------------------------------------------------------------------------------------------------------
       Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(5)                             2,200,000        1,771,000
       ----------------------------------------------------------------------------------------------------------------------
       U.S. Home Corp., 9.75% Sr. Nts., 6/15/03                                                      760,000          763,800
                                                                                                                  -----------
                                                                                                                    5,527,802

-----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.1%
-----------------------------------------------------------------------------------------------------------------------------
AEROSPACE/ELECTRONICS/
COMPUTERS--1.1%
       Businessland, Inc., 5.50% Sub. Debs., 3/1/07(5)                                               805,000          483,000
       ----------------------------------------------------------------------------------------------------------------------
       Tracor, Inc., 10.875% Sr. Sub. Nts., 8/15/01                                                3,420,000        3,608,100
       ----------------------------------------------------------------------------------------------------------------------
       UNC, Inc., 11% Sr. Sub. Nts., 6/1/06(10)                                                    2,000,000        2,090,000
                                                                                                                  -----------
                                                                                                                    6,181,100

-----------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.0%
       Aftermarket Technology Corp., 12% Sr. Sub. Nts., Series B, 8/1/04                           1,650,000        1,806,750
       ----------------------------------------------------------------------------------------------------------------------
       Foamex LP/Foamex Capital Corp., 9.50% Sr. Sec. Nts., 6/1/00                                   200,000          203,000
       ----------------------------------------------------------------------------------------------------------------------
       Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                                3,775,000        4,001,500
       ----------------------------------------------------------------------------------------------------------------------
       JPS Automotive Products Corp., 11.125% Sr. Nts., 6/15/01                                      300,000          310,500
       ----------------------------------------------------------------------------------------------------------------------
       Lear Corp., 9.50% Sub. Nts., 7/15/06                                                        2,725,000        2,854,438
       ----------------------------------------------------------------------------------------------------------------------
       Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                                975,000          950,625
       ----------------------------------------------------------------------------------------------------------------------
       SPX Corp., 11.75% Sr. Sub. Nts., 6/1/02                                                       950,000        1,047,375
                                                                                                                  -----------
                                                                                                                   11,174,188

-----------------------------------------------------------------------------------------------------------------------------
MEDIA--11.6%
-----------------------------------------------------------------------------------------------------------------------------
BROADCASTING--3.2%
       American Radio Systems Corp., 9% Sr. Sub. Nts., 2/1/06                                      1,500,000        1,453,125
       ----------------------------------------------------------------------------------------------------------------------
       Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05                                       1,450,000        1,460,875
       ----------------------------------------------------------------------------------------------------------------------
       Granite Broadcasting Corp., 9.375% Sr. Sub. Nts., Series A, 12/1/05                         1,050,000        1,023,750
       ----------------------------------------------------------------------------------------------------------------------
       New World Communications Group Holding Corp.,
       Zero Coupon Sr. Disc. Nts., Series B, 11.457%, 6/15/99(6)                                   1,030,000          824,000
       ----------------------------------------------------------------------------------------------------------------------
       Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03                                   1,000,000        1,109,206
       ----------------------------------------------------------------------------------------------------------------------
       Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                                 5,345,000        5,665,700
       ----------------------------------------------------------------------------------------------------------------------
       SFX Broadcasting, Inc., 10.75% Sr. Sub. Nts., 5/15/06                                       1,575,000        1,649,813
       ----------------------------------------------------------------------------------------------------------------------
       Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                  2,430,000        2,454,300
       ----------------------------------------------------------------------------------------------------------------------
       Univision Television Group, Inc., 11.75% Sr. Sub. Nts., 1/15/01                               500,000          532,500
       ----------------------------------------------------------------------------------------------------------------------
       Young Broadcasting, Inc., 9% Sr. Sub. Nts., 1/15/06                                         1,500,000        1,417,500
                                                                                                                  -----------
                                                                                                                   17,590,769

-----------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--5.4%
       American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04(12)                           2,453,211        1,846,041
       ----------------------------------------------------------------------------------------------------------------------
       Australis Media Ltd., Units (each unit consists of $1,000 principal amount of 0%/14% Sr. Sub. Disc. Nts., 5/15/03 and one warrant to
       purchase 57.721 ordinary shares)(11)(12)                                                    1,100,000          665,500
       ----------------------------------------------------------------------------------------------------------------------
       Bell Cablemedia PLC:
       0%/11.875% Sr. Disc. Nts., 9/15/05(12)                                                      4,830,000        3,308,550
       0%/11.95% Sr. Disc. Nts., 7/15/04(12)                                                       2,800,000        2,149,000

12  Oppenheimer Champion Income Fund

                                                                                                  FACE           MARKET VALUE
                                                                                                  AMOUNT(1)      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION
(CONTINUED)
       Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08                            $  400,000      $   412,000
       ----------------------------------------------------------------------------------------------------------------------
       Cablevision Systems Corp.:
       10.75% Sr. Sub. Debs., 4/1/04                                                               1,700,000        1,761,625
       9.875% Sr. Sub. Debs., 2/15/13                                                                215,000          209,625
       9.875% Sr. Sub. Nts., 5/15/06                                                                 410,000          412,050
       ----------------------------------------------------------------------------------------------------------------------
       Century Communications Corp., 11.875% Sr. Sub. Debs., 10/15/03                                700,000          751,625
       ----------------------------------------------------------------------------------------------------------------------
       Continental Cablevision, Inc., 11% Sr. Sub. Debs., 6/1/07                                     270,000          305,384
       ----------------------------------------------------------------------------------------------------------------------
       EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(12)                        3,375,000        2,674,688
       ----------------------------------------------------------------------------------------------------------------------
       International CableTel, Inc.:
       0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(12)                                             160,000          122,000
       0%/11.50% Sr. Deferred Coupon Nts., Series A, 2/1/06(12)                                    2,150,000        1,295,375
       0%/12.75% Sr. Deferred Coupon Nts., 4/15/05(12)                                             3,448,000        2,336,020
       ----------------------------------------------------------------------------------------------------------------------
       People's Choice TV Corp.:
       0%/13.125% Sr. Disc. Nts., 6/1/04(12)                                                       1,770,000        1,097,400
       Units (each unit consists of $1,000 principal amount of 0%/13.125%
       Sr. Disc. Nts., 6/1/04 and one warrant to purchase 1.427 shares
       of common stock)(11)(12)                                                                      950,000          591,375
       ----------------------------------------------------------------------------------------------------------------------
       Rogers Cablesystems Ltd., 11% Sr. Sub. Gtd. Debs., 12/1/15                                  1,200,000        1,236,000
       ----------------------------------------------------------------------------------------------------------------------
       TeleWest PLC:
       0%/11% Sr. Disc. Debs., 10/1/07(12)                                                         4,395,000        2,834,775
       9.625% Sr. Debs., 10/1/06                                                                   1,500,000        1,496,250
       ----------------------------------------------------------------------------------------------------------------------
       TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                               1,575,000        1,749,634
       ----------------------------------------------------------------------------------------------------------------------
       United International Holdings, Inc.:
       0%/14% Sr. Disc. Nts., 5/15/06(10)(12)                                                      1,749,000          944,460
       Zero Coupon Sr. Sec. Disc. Nts., Series B, 12%, 11/15/99(6)                                 1,410,000          987,000
       Zero Coupon Sr. Sec. Disc. Nts., 12.50%, 11/15/99(6)                                          925,000          647,500
                                                                                                                  -----------
                                                                                                                   29,833,877

-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--1.5%
       Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A, 10/1/03                      2,800,000        2,940,000
       ----------------------------------------------------------------------------------------------------------------------
       Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                                            835,000          795,338
       ----------------------------------------------------------------------------------------------------------------------
       News America Holdings, Inc., 10.125% Sr. Gtd. Debs., 10/15/12                                 700,000          789,399
       ----------------------------------------------------------------------------------------------------------------------
       Panamsat LP/Panamsat Capital Corp.:
       0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(12)                                                  3,930,000        3,576,300
       9.75% Sr. Sec. Nts., 8/1/00                                                                   400,000          424,000
                                                                                                                  -----------
                                                                                                                    8,525,037

-----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM--0.3%
       Imax Corp., 7% Sr. Nts., 3/1/01(9)                                                          1,700,000        1,666,000
-----------------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING--1.2%
       Bell & Howell Co. (New), 0%/11.50% Sr. Disc. Debs., Series B, 3/1/05(12)                    4,070,000        2,869,350
       ----------------------------------------------------------------------------------------------------------------------
       Hollinger International Publishing, Inc., 9.25% Sr. Sub. Gtd. Nts., 2/1/06                  1,870,000        1,823,250
       ----------------------------------------------------------------------------------------------------------------------
       K-III Communications Corp., 10.625% Sr. Sec. Nts., 5/1/02                                   2,100,000        2,199,750
                                                                                                                  -----------
                                                                                                                    6,892,350

-----------------------------------------------------------------------------------------------------------------------------
OTHER--2.0%
-----------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL--0.2%
       Mid-American Waste Systems, Inc., 12.25% Sr. Sub. Nts., 2/15/03(5)(13)                      1,900,000        1,187,500

13  Oppenheimer Champion Income Fund

                                                                                                  FACE           MARKET VALUE
                                                                                                  AMOUNT(1)      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
SERVICES--1.8%
       Borg-Warner Security Corp., 9.125% Sr. Sub. Nts., 5/1/03                                   $3,000,000      $ 2,906,250
       ----------------------------------------------------------------------------------------------------------------------
       Imo Industries, Inc., 11.75% Sr. Sub. Nts., 5/1/06(10)                                      2,250,000        2,351,250
       ----------------------------------------------------------------------------------------------------------------------
       Protection One Alarm Monitoring, Inc.:
       0%/13.625% Sr. Disc. Nts., 6/30/05(12)                                                      4,750,000        4,251,250
       6.75% Cv. Sr. Sub. Nts., 9/15/03                                                              595,000          584,959
                                                                                                                  -----------
                                                                                                                   10,093,709

-----------------------------------------------------------------------------------------------------------------------------
RETAIL--3.3%
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.6%
       Brylane LP/Brylane Capital Corp., 10% Sr. Sub. Nts., Series B, 9/1/03                       1,000,000        1,005,000
       ----------------------------------------------------------------------------------------------------------------------
       Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03                                         1,485,000        1,509,131
       ----------------------------------------------------------------------------------------------------------------------
       United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05                                    900,000          981,000
                                                                                                                  -----------
                                                                                                                    3,495,131

-----------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--2.7%
       Grand Union Co., 12% Sr. Nts., 9/1/04                                                       5,082,000        5,151,878
       ----------------------------------------------------------------------------------------------------------------------
       Kash 'N Karry Food Stores, Inc., 11.50% Sr. Nts., 2/1/03(14)                                2,155,000        2,165,775
       ----------------------------------------------------------------------------------------------------------------------
       Penn Traffic Co., 11.50% Sr. Nts., 4/15/06                                                  1,590,000        1,419,075
       ----------------------------------------------------------------------------------------------------------------------
       Purity Supreme, Inc., 11.75% Sr. Sec. Nts., Series B, 8/1/99                                  275,000          294,282
       ----------------------------------------------------------------------------------------------------------------------
       Ralph's Grocery Co.:
       10.45% Sr. Nts., 6/15/04                                                                    2,835,000        2,898,788
       10.45% Sr. Nts., 6/15/04                                                                    2,980,000        3,047,050
                                                                                                                  -----------
                                                                                                                   14,976,848

-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.6%
-----------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--0.3%
       Atlas Air, Inc., 12.25% Pass-Through Certificates, 12/1/02                                  1,500,000        1,601,250
-----------------------------------------------------------------------------------------------------------------------------
RAILROADS--0.4%
       Transtar Holdings LP/Transtar Capital Corp.,
       0%/13.375% Sr. Disc. Nts., Series B, 12/15/03(12)                                           3,200,000        2,420,000

-----------------------------------------------------------------------------------------------------------------------------
SHIPPING--0.9%
       Gearbulk Holding Ltd., 11.25% Sr. Nts., 12/1/04                                             2,850,000        3,063,750
       ----------------------------------------------------------------------------------------------------------------------
       Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04                                   1,480,000        1,733,450
                                                                                                                  -----------
                                                                                                                    4,797,200

-----------------------------------------------------------------------------------------------------------------------------
UTILITIES--11.2%
-----------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.7%
       CalEnergy Co., Inc.:
       0%/10.25% Sr. Disc. Nts., 1/15/04(12)                                                       3,860,000        3,946,850
       9.50% Sr. Nts., 9/15/06(10)                                                                   900,000          914,625
       ----------------------------------------------------------------------------------------------------------------------
       Centragas Natural Gas Transmission System, 10.65% Sr. Sec. Bonds, 12/1/10(10)                 482,634          511,441
       ----------------------------------------------------------------------------------------------------------------------
       El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                              4,000,000        4,140,000
                                                                                                                  -----------
                                                                                                                    9,512,916

-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--9.5%
       360 Communications Co.:
       7.125% Sr. Nts., 3/1/03                                                                       550,000          533,507
       7.50% Sr. Nts., 3/1/06                                                                        550,000          527,558
       ----------------------------------------------------------------------------------------------------------------------
       A+ Network, Inc., 11.875% Sr. Sub. Nts., 11/1/05                                            3,015,000        2,999,925
       ----------------------------------------------------------------------------------------------------------------------
       American Communications Services, Inc.:
       0%/12.75% Sr. Disc. Nts., 4/1/06(12)                                                        1,650,000          882,750
       0%/13% Sr. Disc. Nts., 11/1/05(12)                                                            725,000          416,875
       ----------------------------------------------------------------------------------------------------------------------
       CellNet Data Systems, Inc., 0%/13% Sr. Disc. Nts., 6/15/05(5)(12)                             500,000          313,750

14  Oppenheimer Champion Income Fund

                                                                                                  FACE           MARKET VALUE
                                                                                                  AMOUNT(1)      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS
(CONTINUED)
       Cellular Communications International, Inc.,
       Zero Coupon Sr. Disc. Nts., 12.249%, 8/15/00(6)                                            $6,335,000     $  4,038,563
       ----------------------------------------------------------------------------------------------------------------------
       Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03(12)                                   2,250,000        1,912,500
       ----------------------------------------------------------------------------------------------------------------------
       Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon Bonds, 11/15/03(12)                 2,000,000        1,240,000
       ----------------------------------------------------------------------------------------------------------------------
       Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01                                 2,000,000        2,200,000
       ----------------------------------------------------------------------------------------------------------------------
       GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub. Disc. Nts., 12/15/05(10)(12)            407,000          345,278
       ----------------------------------------------------------------------------------------------------------------------
       GST USA, Inc., 0%/13.875% Bonds, 12/15/05(12)                                               3,256,000        1,847,780
       ----------------------------------------------------------------------------------------------------------------------
       Horizon Cellular Telephone LP/Horizon Finance Corp.,
       0%/11.375% Sr. Sub. Disc. Nts., 10/1/00(12)                                                 3,888,000        3,756,780
       ----------------------------------------------------------------------------------------------------------------------
       Hyperion Telecommunications, Inc., 0%/13% Sr. Disc. Nts., 4/15/03(10)(12)                     855,000          525,825
       ----------------------------------------------------------------------------------------------------------------------
       In-Flight Phone Corp., 0%/14% Sr. Disc. Nts., 5/15/02(12)                                     850,000          293,250
       ----------------------------------------------------------------------------------------------------------------------
       IntelCom Group (USA), Inc.:
       0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(12)                                                     435,000          270,788
       0%/13.50% Sr. Disc. Nts., 9/15/05(12)                                                       4,360,000        2,937,550
       ----------------------------------------------------------------------------------------------------------------------
       MFS Communications Co., Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04(12)                         5,930,000        5,010,850
       ----------------------------------------------------------------------------------------------------------------------
       Omnipoint Corp., 11.625% Sr. Nts., 8/15/06(10)                                              3,045,000        3,189,638
       ----------------------------------------------------------------------------------------------------------------------
       Petersburg Long Distance, Inc.:
       9% Cv. Sub. Nts., 6/1/06(10)                                                                  200,000          238,000
       Units (each unit consists of $1,000 principal amount of 0%/14% Sr. Disc. Nts.,
       6/1/04 and one warrant to purchase 34 ordinary shares)(11)(12)                              1,450,000        1,189,000
       ----------------------------------------------------------------------------------------------------------------------
       PriCellular Wireless Corp.:
       0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(12)                                                  4,060,000        3,308,900
       0%/14% Sr. Sub. Disc. Nts., 11/15/01(12)                                                      460,000          433,550
       ----------------------------------------------------------------------------------------------------------------------
       Rogers Cantel, Inc., 9.375% Sr. Sec. Debs., 6/1/08                                          3,000,000        2,992,500
       ----------------------------------------------------------------------------------------------------------------------
       Sprint Spectrum LP/Sprint Spectrum Finance Corp.,
       0%/12.50% Sr. Disc. Nts., 8/15/06(12)                                                       3,210,000        1,897,913
       ----------------------------------------------------------------------------------------------------------------------
       Teleport Communications Group, Inc.:
       0%/11.125% Sr. Disc. Nts., 7/1/07(12)                                                       8,350,000        5,385,750
       9.875% Sr. Nts., 7/1/06                                                                       625,000          644,531
       ----------------------------------------------------------------------------------------------------------------------
       USA Mobile Communications, Inc. II, 14% Sr. Nts., 11/1/04                                     500,000          568,750
       ----------------------------------------------------------------------------------------------------------------------
       Western Wireless Corp., 10.50% Sr. Sub. Nts., 6/1/06                                        2,790,000        2,866,725
                                                                                                                 ------------
                                                                                                                   52,768,786
                                                                                                                 ------------
       Total Corporate Bonds and Notes (Cost $401,441,675)                                                        413,049,574

                                                                                                  Shares
=============================================================================================================================
COMMON STOCKS--0.3%
-----------------------------------------------------------------------------------------------------------------------------
       Capstone Capital Corp.                                                                            222            4,662
       ----------------------------------------------------------------------------------------------------------------------
       EchoStar Communications Corp., Cl. A(15)                                                        1,895           51,639
       ----------------------------------------------------------------------------------------------------------------------
       ECM Fund, L.P.I.(5)                                                                                75           75,375
       ----------------------------------------------------------------------------------------------------------------------
       Equitable Bag, Inc.(5)(15)                                                                      2,261            5,652
       ----------------------------------------------------------------------------------------------------------------------
       Finlay Enterprises, Inc.(15)                                                                    2,333           29,162
       ----------------------------------------------------------------------------------------------------------------------
       Grand Union Co.(15)                                                                             1,767           11,265
       ----------------------------------------------------------------------------------------------------------------------
       Hollywood Casino Corp.(15)                                                                     10,000           48,750
       ----------------------------------------------------------------------------------------------------------------------
       Kash 'N Karry Food Stores, Inc.(15)                                                             4,500          110,531
       ----------------------------------------------------------------------------------------------------------------------
       New World Communications Group, Inc., Cl. A(15)                                                 2,001           46,273
       ----------------------------------------------------------------------------------------------------------------------
       Omnipoint Corp.(5)(15)                                                                         50,000        1,383,438
       ----------------------------------------------------------------------------------------------------------------------
       Triangle Wire & Cable, Inc.(5)(15)                                                              9,500            9,500
                                                                                                                  -----------
       Total Common Stocks (Cost $1,159,540)                                                                        1,776,247

15  Oppenheimer Champion Income Fund

                                                                                                                 MARKET VALUE
                                                                                                  SHARES         SEE NOTE 1
=============================================================================================================================
PREFERRED STOCKS--1.5%
-----------------------------------------------------------------------------------------------------------------------------
       Cablevision Systems Corp.:
       11.125% Exchangeable Preferred Stock, Series M(14)                                              4,170       $  406,575
       8.50% Cum. Cv., Series I                                                                       44,000        1,083,500
       ----------------------------------------------------------------------------------------------------------------------
       California Federal Bank, 10.625% Non-Cum., Series B                                             5,040          555,660
       ----------------------------------------------------------------------------------------------------------------------
       Earthwatch, Inc., 12% Cv. Sr. Preferred Stock, Series C(5)(14)                                110,000        1,144,000
       ----------------------------------------------------------------------------------------------------------------------
       El Paso Electric Co., 11.40% Series A Preferred Stock(14)                                      14,250        1,638,750
       ----------------------------------------------------------------------------------------------------------------------
       Fidelity Federal Bank, 12% Non-Cum. Exchangeable
       Perpetual Preferred Stock, Series A                                                            20,000          555,000
       ----------------------------------------------------------------------------------------------------------------------
       First Nationwide Bank, 11.50% Non-Cum.                                                         11,700        1,325,025
       ----------------------------------------------------------------------------------------------------------------------
       K-III Communications Corp., $11.625 Exchangeable, Series B(14)                                  8,185          820,578
       ----------------------------------------------------------------------------------------------------------------------
       SDW Holdings Corp., 15% Cum. Sr. Exchangeable Preferred Stock(5)(15)                           28,120          984,200
                                                                                                                  -----------
       Total Preferred Stocks (Cost $7,757,314)                                                                     8,513,288

                                                                                                  UNITS
=============================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.3%
-----------------------------------------------------------------------------------------------------------------------------
       American Communications Services, Inc. Wts., Exp. 11/05(5)                                        725           50,750
       ----------------------------------------------------------------------------------------------------------------------
       American Telecasting, Inc. Wts.:
       Exp. 6/99                                                                                       5,500           24,750
       Exp. 8/00(5)                                                                                      850           19,550
       ----------------------------------------------------------------------------------------------------------------------
       Ames Department Stores, Inc.:
       Excess Cash Flow Payment Certificates, Series AG-7A(5)                                          6,200               62
       Litigation Trust(5)                                                                            19,829              198
       ----------------------------------------------------------------------------------------------------------------------
       Australis Media Ltd. Wts., Exp. 5/00                                                              190                1
       ----------------------------------------------------------------------------------------------------------------------
       Becker Gaming, Inc. Wts., Exp. 11/00(5)                                                        12,500            3,125
       ----------------------------------------------------------------------------------------------------------------------
       Casino America, Inc. Wts., Exp. 11/96                                                           1,631               --
       ----------------------------------------------------------------------------------------------------------------------
       CellNet Data Systems, Inc. Wts., Exp. 6/05(10)                                                  4,000           63,000
       ----------------------------------------------------------------------------------------------------------------------
       Cellular Communications International, Inc. Wts., Exp. 8/03(5)                                  5,120           89,600
       ----------------------------------------------------------------------------------------------------------------------
       Comunicacion Celular SA Wts., Exp. 11/03(5)                                                     2,000           10,000
       ----------------------------------------------------------------------------------------------------------------------
       Federated Department Stores, Inc.:
       Cl. C Wts., Exp. 12/99                                                                          6,741           85,948
       Cl. D Wts., Exp. 12/01                                                                          6,741           87,633
       ----------------------------------------------------------------------------------------------------------------------
       Furniture Brands International, Inc., Series 1 Wts., Exp. 8/99                                 14,540          103,598
       ----------------------------------------------------------------------------------------------------------------------
       Gaylord Container Corp. Wts., Exp. 11/02                                                        1,174            8,512
       ----------------------------------------------------------------------------------------------------------------------
       Hyperion Telecommunications, Inc. Wts., Exp. 4/01(5)                                              855            8,550
       ----------------------------------------------------------------------------------------------------------------------
       In-Flight Phone Corp. Wts., Exp. 8/02(5)                                                        1,600               --
       ----------------------------------------------------------------------------------------------------------------------
       IntelCom Group, Inc. Wts., Exp. 9/05(5)                                                        17,655          278,066
       ----------------------------------------------------------------------------------------------------------------------
       Jewel Recovery LP, Participation Units of Limited Partners' Interest                            1,985               --
       ----------------------------------------------------------------------------------------------------------------------
       Omnipoint Corp. Wts., Exp. 11/00(5)                                                             8,000          221,350
       ----------------------------------------------------------------------------------------------------------------------
       People's Choice TV Corp. Wts., Exp. 6/00(5)                                                     1,770            1,770
       ----------------------------------------------------------------------------------------------------------------------
       Protection One, Inc. Wts.:
       Exp. 11/03(5)                                                                                  28,000          224,000
       Exp. 6/05                                                                                      15,200          205,200
       ----------------------------------------------------------------------------------------------------------------------
       SDW Holdings Corp., Cl. B Wts., Exp. 12/06(5)                                                   2,812           36,556
       ----------------------------------------------------------------------------------------------------------------------
       Terex Corp. Rts., Exp. 7/97(5)                                                                    300               30
       ----------------------------------------------------------------------------------------------------------------------
       Trizec Corp. Wts., Exp. 7/99                                                                    1,985            3,133
                                                                                                                  -----------
       Total Rights, Warrants and Certificates (Cost $293,790)                                                      1,525,382

16  Oppenheimer Champion Income Fund

                                                                                                FACE            MARKET VALUE
                                                                                                AMOUNT(1)       SEE NOTE 1
=============================================================================================================================
STRUCTURED INSTRUMENTS--2.5%
-----------------------------------------------------------------------------------------------------------------------------
       Bayerische Landesbank Girozentrale, New York Branch:
       14% CD Linked Nts., 12/17/96 (indexed to the cross currency rates of
       Greek Drachma and European Currency Unit)                                                $  1,000,000     $    984,400
       6.28% Deutsche Mark Currency Protected Yield Curve CD, 7/25/97                                500,000          490,125
       ----------------------------------------------------------------------------------------------------------------------
       Canadian Imperial Bank of Commerce, New York Branch:
       14% CD Linked Nts., 11/25/96 (indexed to the cross currency rates of
       Greek Drachma and European Currency Unit)                                                   2,300,000        2,271,020
       17% CD Linked Nts., 4/2/97 (indexed to the Russian Federation GKO,
       Zero Coupon, 3/26/97)                                                                       2,000,000        1,988,000
       ----------------------------------------------------------------------------------------------------------------------
       Internationale Nederlanden Bank NV, Prague Branch,
       Zero Coupon Promissory Nts., 10.516%, 4/28/97(6) CZK                                       26,000,000          908,501
       ----------------------------------------------------------------------------------------------------------------------
       Internationale Nederlanden (U.S.) Capital Holdings Corp.:
       Zero Coupon Chilean Peso Linked Nts., 11.813%, 6/23/97(6)                                   1,000,000          908,100
       Zero Coupon Chilean Peso Linked Nts., 11.741%, 6/24/97(6)                                   2,000,000        1,815,600
       Zero Coupon Indian Rupee Linked Nts., 15.672%, 12/20/96(6)                                    250,000          241,275
       ----------------------------------------------------------------------------------------------------------------------
       Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.,
       12.61%--12.886%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 1/2/97)(6)                                                                     1,900,000        1,846,990
       ----------------------------------------------------------------------------------------------------------------------
       Swiss Bank Corp., New York Branch, 6.05% CD Linked Nts., 6/20/97
       (indexed to the closing Nikkei 225 Index on 1/23/97, 5 yr. & 3 mos.
       Japanese Yen Swap rate & New Zealand Dollar)                                                1,100,000        1,088,835
       ----------------------------------------------------------------------------------------------------------------------
       United Mexican States Linked Nts., 11/27/96 (indexed to the greater of
       Cetes Option Amount or USD LIBOR Option Amount, 11/27/96)                                     900,000        1,096,125
                                                                                                                  -----------
       Total Structured Instruments (Cost $13,535,800)                                                             13,638,971

                                                                          DATE           STRIKE       CONTRACTS
=============================================================================================================================
PUT OPTIONS PURCHASED--0.0%
-----------------------------------------------------------------------------------------------------------------------------
       Bulgaria (Republic of):
       Front-Loaded Interest Reduction Bearer Bonds,
       Tranche A, 2.25%, 7/28/12 Put Opt.                                 10/96          $28.125          2,400         7,200
       Front-Loaded Interest Reduction Bearer Bonds,
       Tranche A, 2.25%, 7/28/12 Put Opt.                                 10/96          $28.75           2,400         6,000
       Interest Arrears Bonds, 6.688%,
       7/28/11 Put Opt.                                                   10/96          $40.875          2,600             1
       ----------------------------------------------------------------------------------------------------------------------
       Interest Arrears Bonds, 6.688%,
       7/28/11 Put Opt.                                                   10/96          $41.375          2,600            10
       Italy (Republic of) Treasury Bonds,
       Buoni del Tesoro Poliennali,
       9.50%, 5/1/01 Put Opt.                                              7/97          $99.96           2,029        14,004
       ----------------------------------------------------------------------------------------------------------------------
       Swiss Franc Put Opt.                                               10/96            1.22 CHF   6,327,868       168,897
                                                                                                                  -----------
       Total Put Options Purchased (Cost $336,085)                                                                    196,112

17  Oppenheimer Champion Income Fund

                                                                                                  FACE            MARKET VALUE
                                                                                                  AMOUNT(1)       SEE NOTE 1
==============================================================================================================================
REPURCHASE AGREEMENT--0.8%
------------------------------------------------------------------------------------------------------------------------------
       Repurchase agreement with PaineWebber, Inc., 5.62%, dated 9/30/96, to be repurchased at $4,400,687 on 10/1/96, collateralized by U.S. Treasury
       Bonds, 6.75%, 8/15/26, with a value of $4,330,975 and U.S. Treasury Nts.,
       6.125%, 5/15/98, with a value of $161,827 (Cost $4,400,000)                                $4,400,000     $  4,400,000

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $525,578,792)                                                        97.9%      542,324,004
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                          2.1       11,881,399
                                                                                                  ----------     ------------
NET ASSETS                                                                                             100.0%    $554,205,403
                                                                                                  ==========     ============

       1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

       ARP --Argentine Peso                      IEP --Irish Punt
       AUD --Australian Dollar                   ITL --Italian Lira
       CAD --Canadian Dollar                     JPY --Japanese Yen
       CHF --Swiss Franc                         NLG --Netherlands Guilder
       CZK --Czech Koruna                        NOK --Norwegian Krone
       DEM --German Deutsche Mark                PLZ --Polish Zloty
       DKK --Danish Krone                        PTE --Portuguese Escudo
       FIM --Finnish Markka                      SEK --Swedish Krona
       GBP --British Pound Sterling              THB --Thai Baht
       IDR --Indonesian Rupiah

       2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

       3. When-issued security to be delivered and settled after September 30, 1996.

       4. Represents the current interest rate for a variable rate security.

       5. Identifies issues considered to be illiquid--See Note 8 of Notes to Financial Statements.

       6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

       7. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                                   FACE SUBJECT     EXPIRATION   EXERCISE    PREMIUM    MARKET VALUE
                                                   TO CALL          DATE         PRICE       RECEIVED   SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
Call Option on Banco Hipotecario Nacional
(Argentina) Medium-Term Nts., 10.625%, 8/7/06      1,000,000        8/00         $100.00    $ 9,200         $ 16,000
--------------------------------------------------------------------------------------------------------------------
Call Option on Bulgaria (Republic of)
Front-Loaded Interest Reduction Bearer Bonds,
Tranche A, 2.25%, 7/28/12                          2,400,000        12/96          32.75     18,000           61,200
--------------------------------------------------------------------------------------------------------------------
Call Option on Bulgaria (Republic of)
Front-Loaded Interest Reduction Bearer Bonds,
Tranche A, 2.25%, 7/28/12                          2,400,000        12/96          32.125    13,680           64,800
--------------------------------------------------------------------------------------------------------------------
Call Option on Bulgaria (Republic of) Interest
Arrears Bonds, 6.688%, 7/28/11                     2,600,000        11/96          45.375    16,900           29,900
--------------------------------------------------------------------------------------------------------------------
Call Option on Bulgaria (Republic of) Interest
Arrears Bonds, 6.688%, 7/28/11                     2,600,000        11/96          45.188    16,900           32,500
                                                                                            -------         --------
                                                                                            $74,680         $204,400
                                                                                            =======         ========

       8. Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign index.

       9. Represents the current interest rate for an increasing rate security.

       10. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $36,627,517 or 6.61% of the Fund's net assets, at September 30, 1996.

       11. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

       12. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

       13. Non-income producing--issuer is in default of interest payment.

       14. Interest or dividend is paid in kind.

       15. Non-income producing security.

       See accompanying Notes to Financial Statements.

18  Oppenheimer Champion Income Fund

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996

=============================================================================================================================
ASSETS
       Investments, at value (cost $525,578,792)--see accompanying statement                                     $542,324,004
       ----------------------------------------------------------------------------------------------------------------------
       Cash                                                                                                         1,472,594
       ----------------------------------------------------------------------------------------------------------------------
       Unrealized appreciation on forward foreign currency exchange contracts--Note 5                                  34,717
       ----------------------------------------------------------------------------------------------------------------------
       Receivables:
       Interest, dividends and principal paydowns                                                                  11,967,057
       Investments sold                                                                                             8,113,530
       Shares of beneficial interest sold                                                                           3,845,276
       Closed forward foreign currency exchange contracts                                                             149,931
       ----------------------------------------------------------------------------------------------------------------------
       Other                                                                                                           17,449
                                                                                                                 ------------
       Total assets                                                                                               567,924,558

=============================================================================================================================
LIABILITIES
       Unrealized depreciation on forward foreign currency exchange contracts--Note 5                                     910
       ----------------------------------------------------------------------------------------------------------------------
       Options written, at value (premiums received $74,680)--
       see accompanying statement--Note 6                                                                             204,400
       ----------------------------------------------------------------------------------------------------------------------
       Payables and other liabilities:
       Investments purchased (including $5,692,885 purchased on a when-issued basis)--Note 1                       10,724,741
       Dividends                                                                                                    1,170,110
       Shares of beneficial interest redeemed                                                                         974,384
       Distribution and service plan fees                                                                             316,803
       Closed forward foreign currency exchange contracts                                                              83,461
       Transfer and shareholder servicing agent fees                                                                   13,720
       Other                                                                                                          230,626
                                                                                                                 ------------
       Total liabilities                                                                                           13,719,155

=============================================================================================================================
NET ASSETS                                                                                                       $554,205,403
                                                                                                                 ============

=============================================================================================================================
COMPOSITION OF
NET ASSETS
       Paid-in capital                                                                                           $538,658,915
       ----------------------------------------------------------------------------------------------------------------------
       Undistributed net investment income                                                                             27,701
       ----------------------------------------------------------------------------------------------------------------------
       Accumulated net realized loss on investments and foreign
       currency transactions                                                                                       (1,122,029)
       ----------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments and translation
       of assets and liabilities denominated in foreign currencies                                                 16,640,816
                                                                                                                 ------------
       Net assets                                                                                                $554,205,403
                                                                                                                 ============

=============================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets
       of $359,208,323 and 27,808,390 shares of beneficial interest outstanding)                                       $12.92
       Maximum offering price per share (net asset value plus sales charge
       of 4.75% of offering price)                                                                                     $13.56

       ----------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on
       net assets of $82,052,059 and 6,357,778 shares of beneficial interest outstanding)                              $12.91

       ----------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on
       net assets of $112,945,021 and 8,751,748 shares of beneficial interest outstanding)                             $12.91

       See accompanying Notes to Financial Statements.

19  Oppenheimer Champion Income Fund

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996

=============================================================================================================================
INVESTMENT INCOME
       Interest (net of foreign withholding taxes of $21,619)                                                     $42,991,935
       ----------------------------------------------------------------------------------------------------------------------
       Dividends                                                                                                      346,267
                                                                                                                  -----------
       Total income                                                                                                43,338,202

=============================================================================================================================
EXPENSES
       Management fees--Note 4                                                                                      2,902,865
       ----------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                                        748,429
       Class B                                                                                                        328,699
       Class C                                                                                                        893,787
       ----------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                          625,256
       ----------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                            258,126
       ----------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                     82,041
       ----------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class A                                                                                                         33,588
       Class B                                                                                                         27,624
       Class C                                                                                                         15,770
       ----------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                         20,760
       ----------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses                                                                                      4,069
       ----------------------------------------------------------------------------------------------------------------------
       Other                                                                                                           33,940
                                                                                                                 ------------
       Total expenses                                                                                               5,974,954

=============================================================================================================================
NET INVESTMENT INCOME                                                                                              37,363,248

=============================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
       Net realized gain (loss) on:
       Investments and options written (including premiums on options exercised)                                    5,010,482
       Closing of futures contracts (1,620,086)
       Closing and expiration of options written                                                                     (103,292)
       Foreign currency transactions                                                                                 (459,552)
                                                                                                                 ------------
       Net realized gain                                                                                            2,827,552

-----------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on:
       Investments                                                                                                 12,313,659
       Translation of assets and liabilities denominated in foreign currencies                                         (2,916)
                                                                                                                 ------------
       Net change                                                                                                  12,310,743
                                                                                                                 ------------
       Net realized and unrealized gain                                                                            15,138,295

=============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $52,501,543
                                                                                                                 ============

       See accompanying Notes to Financial Statements.

20  Oppenheimer Champion Income Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                                1996             1995
=============================================================================================================================
OPERATIONS
       Net investment income                                                                     $37,363,248      $20,637,843
       ----------------------------------------------------------------------------------------------------------------------
       Net realized gain (loss)                                                                    2,827,552       (2,898,856)
       ----------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                      12,310,743        7,212,069
                                                                                                 -----------      -----------
       Net increase in net assets resulting from operations                                       52,501,543       24,951,056

=============================================================================================================================
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                                   (27,408,362)     (17,271,188)
       Class B                                                                                    (2,625,608)             --
       Class C                                                                                    (7,329,215)      (3,335,380)
       ----------------------------------------------------------------------------------------------------------------------
       Distributions from net realized gain:
       Class A                                                                                            --          (26,483)
       Class C                                                                                            --           (4,572)

=============================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase in net assets resulting from beneficial
       interest transactions--Note 2:
       Class A                                                                                    93,320,881       91,132,115
       Class B                                                                                    80,797,723               --
       Class C                                                                                    44,878,194       36,376,191

=============================================================================================================================
NET ASSETS
       Total increase                                                                            234,135,156      131,821,739
       ----------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                       320,070,247      188,248,508
                                                                                                ------------     ------------
       End of period (including undistributed net investment income of
       $27,701 and $83,753,respectively)                                                        $554,205,403     $320,070,247
                                                                                                ============     ============

       See accompanying Notes to Financial Statements.

21  Oppenheimer Champion Income Fund

FINANCIAL HIGHLIGHTS

                                                     CLASS A                                                            CLASS B
                                                     ---------------------------------------------------------------    ---------
                                                                                                                        PERIOD ENDED
                                                     YEAR ENDED SEPTEMBER 30,                                           SEPT. 30,
                                                     1996         1995           1994          1993         1992        1996(2)
====================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                 $12.47         $12.32        $12.90        $12.26       $11.49       $12.47
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                                  1.15           1.05          1.10          1.22         1.41         1.03
Net realized and unrealized
gain (loss)                                             .44            .14          (.38)          .64          .77          .44
                                                     ------         ------        ------        ------       ------       ------
Total income from investment
operations                                             1.59           1.19           .72          1.86         2.18         1.47

------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                                     (1.14)         (1.04)        (1.10)        (1.22)       (1.41)       (1.03)
Dividends in excess of net
investment income                                        --             --          (.01)           --           --           --
Distributions in excess of net
realized gain                                            --             --          (.19)           --           --           --
                                                     ------         ------        ------        ------       ------       ------

Total dividends and distributions
to shareholders                                       (1.14)         (1.04)        (1.30)        (1.22)       (1.41)       (1.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.92         $12.47        $12.32        $12.90       $12.26       $12.91
                                                     ======         ======        ======        ======       ======       ======

====================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                   13.28%         10.09%         5.61%        15.92%       19.94%       12.20%

====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                     $359,208       $255,139      $160,505      $104,465      $47,125      $82,052
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $305,638       $204,917      $135,431      $ 73,334      $28,270      $33,189
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  8.97%          8.45%         8.49%         9.52%       11.60%       7.90%(5)
Expenses                                               1.17%          1.18%         1.22%         1.24%        1.35%       1.97%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                             95.0%          72.5%        108.0%        116.2%       121.5%       95.0%

                                                      CLASS C
                                                      -------------------------------------------------

                                                      YEAR ENDED SEPTEMBER 30,
                                                      1996               1995                1994(1)
=======================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                     $12.46           $12.32                 $13.13
-------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                                      1.06              .95                    .75
Net realized and unrealized
gain (loss)                                                 .44              .13                   (.60)
                                                         ------           ------                 ------
Total income from investment
operations                                                 1.50             1.08                    .15

-------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                                         (1.05)            (.94)                  (.77)
Dividends in excess of net
investment income                                            --               --                     -- (3)
Distributions in excess of net
realized gain                                                --               --                   (.19)

Total dividends and distributions
to shareholders                                           (1.05)            (.94)                  (.96)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $12.91           $12.46                 $12.32
                                                         ======           ======                 ======

=======================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                       12.44%            9.16%                  1.11%

=======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                         $112,945          $64,932                $27,743
-------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 89,416          $43,584                $13,693
Ratios to average net assets:
Net investment income                                      8.19%            7.63%                  7.24%(5)
Expenses                                                   1.93%            1.95%                  1.94%(5)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                 95.0%            72.5%                 108.0%

              1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

              2. For the period from October 2, 1995 to September 30, 1996.

              3. Less than $.005 per share.

              4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

              5. Annualized.

              6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $590,516,268 and $380,018,484, respectively.

              See accompanying Notes to Financial Statements.

22  Oppenheimer Champion Income Fund

NOTES TO FINANCIAL STATEMENTS
================================================================================
1.  SIGNIFICANT
    ACCOUNTING POLICIES

              Oppenheimer Champion Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income primarily through investing in a diversified portfolio of high yield fixed income securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

              ------------------------------------------------------------------
              INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

              ------------------------------------------------------------------
              SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1996, the Fund had entered into outstanding when-issued or forward commitments of $5,692,885.

                            In connection with its ability to purchase
              securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

              ------------------------------------------------------------------
              SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At September 30, 1996, securities with an aggregate market value of $1,380,500, representing 0.25% of the Fund's net assets, were in default.

23  Oppenheimer Champion Income Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)
              FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                            The effect of changes in foreign currency exchange
              rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

              ------------------------------------------------------------------
              REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve
              Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

              ------------------------------------------------------------------
              ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

              ------------------------------------------------------------------
              FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $511,000, which expires in 2003.

              ------------------------------------------------------------------
              DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

              ------------------------------------------------------------------
              CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERs. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                            During the year ended September 30, 1996, the Fund
              adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. During the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in undistributed net investment income of $56,115. Accumulated net realized loss on investments was decreased by the same amount.

              ------------------------------------------------------------------
              OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

                            The preparation of financial statements in
              conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

24  Oppenheimer Champion Income Fund

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST
              The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                             YEAR ENDED SEPTEMBER 30, 1996(1)      YEAR ENDED SEPTEMBER 30, 1995
                                                             --------------------------------      --------------------------------
                                                              SHARES               AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
              Class A:
              Sold                                           13,390,615         $170,144,406        13,552,963         $166,240,526
              Dividends and distributions reinvested          1,445,851           18,398,126           941,789           11,588,722
              Redeemed                                       (7,492,035)         (95,221,651)      (7,056,6892)         (86,697,133)
                                                             ----------         ------------       -----------         ------------
              Net increase                                    7,344,431         $ 93,320,881         7,438,063         $ 91,132,115
                                                             ==========         ============       ===========         ============

              ----------------------------------------------------------------------------------------------------------------------
              Class B:
              Sold                                            6,824,247         $ 86,737,093                --         $         --
              Dividends and distributions reinvested            132,964            1,694,762                --                   --
              Redeemed                                         (599,433)          (7,634,132)               --                   --
                                                             ----------         ------------       -----------         ------------
              Net increase                                    6,357,778         $ 80,797,723                --         $         --
                                                             ==========         ============       ===========         ============

              ----------------------------------------------------------------------------------------------------------------------
              Class C:
              Sold                                            4,628,427         $ 58,715,116         3,640,178         $ 44,736,101
              Dividends and distributions reinvested            401,746            5,108,872           176,650            2,175,061
              Redeemed                                       (1,490,391)         (18,945,794)         (856,281)         (10,534,971)
                                                             ----------         ------------       -----------         ------------
              Net increase                                    3,539,782         $ 44,878,194         2,960,547         $ 36,376,191
                                                             ==========         ============       ===========         ============

              1. For the year ended September 30, 1996 for Class A and Class C shares and for the period from October 2, 1995 (inception of offering) to September 30, 1996 for Class B shares.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

              At September 30, 1996, net unrealized appreciation on investments and options written of $16,615,492 was composed of gross appreciation of $20,896,547, and gross depreciation of $4,281,055.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

              Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.70% on the first $250 million of average annual net assets, 0.65% on the next $250 million, 0.60% on the next $500 million and 0.55% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                            For the year ended September 30, 1996, commissions
              (sales charges paid by investors) on sales of Class A shares totaled $2,709,849, of which $693,681 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $2,801,916 and $680,794, of which $38,875 and $7,587, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1996, OFDI received contingent deferred sales charges of $59,676 and $40,138, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                            OppenheimerFunds Services (OFS), a division of the
              Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                            The Fund has adopted a Service Plan for Class A
              shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $28,869 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

25  Oppenheimer Champion Income Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

              The Fund has adopted a compensation type Distribution and Service Plan for Class B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI retained $323,036 as compensation for Class B sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $3,224,469 for Class B.

                            The Fund has adopted a reimbursement type
              Distribution and Service Plan for Class C shares to reimburse OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI paid $7,548 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $507,536 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $1,300,506 for Class C.

================================================================================
5. FORWARD CONTRACTS

              A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                            The Fund uses forward contracts to seek to manage
              foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                            Forward contracts are valued based on the closing
              prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                            Securities held in segregated accounts to cover net
              exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                            Risks include the potential inability of the
              counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

              At September 30, 1996, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                           CONTRACT           VALUATION AS OF      UNREALIZED           UNREALIZED
              CONTRACTS TO PURCHASE     EXPIRATION DATE    AMOUNT (000S)      SEPTEMBER 30, 1996   APPRECIATION       DEPRECIATION
              --------------------------------------------------------------------------------------------------------------------
              Danish Krone (DKK)        10/2/96             4,139 DKK         $  706,760           $    --                 $   910
                                                                              ==========           -------                 -------
              CONTRACTS TO SELL
              --------------------------------------------------------------------------------------------------------------------
              Finnish Markka (FIM)      10/2/96--12/2/96    9,352 FIM         $2,050,213           $ 7,822                 $    --
              Japanese Yen (JPY)        10/28/96           72,000 JPY            648,176            21,430                      --
              Swedish Krona (SEK)       11/1/96            10,070 SEK          1,519,465             5,045                      --
              SwissFranc (CHF)           1/3/97             1,250 CHF          1,006,987               420                      --
                                                                              ----------           -------                 -------
                                                                              $5,224,841            34,717                      --
                                                                              ==========           -------                 -------
              Total Unrealized Appreciation and Depreciation                                       $34,717                 $   910
                                                                                                   =======                 =======

26  Oppenheimer Champion Income Fund

================================================================================
6. FUTURES CONTRACTS

              The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                            The Fund generally sells futures contracts to hedge
              against increase in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed-income securities.

                            Upon entering into a futures contract, the Fund is
              required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired.

                            Risks of entering into futures contracts (and
              related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
7. OPTION ACTIVITY

              The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                            The Fund generally purchases put options or writes
              covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                            Options are valued daily based upon the last sale
              price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                            Securities designated to cover outstanding call
              options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                            The risk in writing a call option is that the Fund
              gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

              Written call option activity for the year ended September 30, 1996 was as follows:

                                                  CALL OPTIONS                             PUT OPTIONS
                                                  ------------------------------           ------------------------
                                                  NUMBER OF           AMOUNT OF            NUMBER OF     AMOUNT OF
                                                  OPTIONS             PREMIUMS             OPTIONS       PREMIUMS
-------------------------------------------------------------------------------------------------------------------
              Options outstanding at
              September 30, 1995                           --          $      --               --          $     --
              Options written                      13,277,948            268,958            1,734            60,012
              Options closed or expired           (12,307,448)          (186,398)          (1,734)          (60,012)
              Options exercised                      (959,500)            (7,880)              --                --
                                                  -----------          ---------           ------          --------
              Options outstanding at
              September 30, 1996                       11,000          $  74,680               --          $     --
                                                  ===========          =========           ======          ========

27  Oppenheimer Champion Income Fund

================================================================================
8. ILLIQUID AND RESTRICTED
   SECURITIES

              At September 30, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1996 was $16,671,756 which represents 3.01% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                                                                            VALUATION
                                                                                                            PER UNIT AS OF
              SECURITY                                               ACQUISITION DATE   COST PER UNIT       SEPT. 30, 1996
              ------------------------------------------------------------------------------------------------------------
              Arizona Charlie's Inc., 12% First Mtg. Nts.,
              Series A, 11/15/00                                     11/18/93           $  100.00                $   69.00
              ------------------------------------------------------------------------------------------------------------
              Becker Gaming, Inc. Wts., Exp. 11/00                   11/18/93                2.00                     0.25
              ------------------------------------------------------------------------------------------------------------
              Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,
              Series A, 11/15/00                                     11/18/93               87.50                    70.00
              ------------------------------------------------------------------------------------------------------------
              ECM Fund, L.P.I.:
              14% Sub. Nts., 6/10/02                                 7/28/92               100.50                   110.50
              Common Stock                                           4/14/92             1,000.00                 1,005.00
              ------------------------------------------------------------------------------------------------------------
              Triangle Wire & Cable, Inc. Common Stock               5/2/94                  9.50                     1.00

              Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

28  Oppenheimer Champion Income Fund

INDEPENDENT AUDITORS' REPORT
================================================================================
              The Board of Trustees and Shareholders of Oppenheimer Champion Income Fund:

              We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Champion Income Fund as of September 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1996 and 1995, and the financial highlights for the period October 1, 1991 to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                            We conducted our audits in accordance with
              generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                            In our opinion, such financial statements and
              financial highlights present fairly, in all material respects, the financial position of Oppenheimer Champion Income Fund at September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


              DELOITTE & TOUCHE LLP

              Denver, Colorado
              October 21, 1996

29  Oppenheimer Champion Income Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)
================================================================================
              In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                            Dividends paid by the Fund during the fiscal year
              ended September 30, 1996 which are not designated as capital gain distributions should be multiplied by 0.82% to arrive at the net amount eligible for the corporate dividend-received deduction.

                            The foregoing information is presented to assist
              shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

30  Oppenheimer Champion Income Fund

OPPENHEIMER CHAMPION INCOME FUND

================================================================================
OFFICERS AND TRUSTEES

              James C. Swain, Chairman and Chief Executive Officer Bridget A. Macaskill, Trustee and President
              Robert G. Avis, Trustee
              William A. Baker, Trustee
              Charles Conrad, Jr., Trustee
              Jon S. Fossel, Trustee
              Sam Freedman, Trustee
              Raymond J. Kalinowski, Trustee
              C. Howard Kast, Trustee
              Robert M. Kirchner, Trustee
              Ned M. Steel, Trustee
              George C. Bowen, Vice President, Treasurer and Assistant
              Secretary
              Andrew J. Donohue, Vice President and Secretary
              Ralph W. Stellmacher, Vice President
              Robert J. Bishop, Assistant Treasurer
              Scott T. Farrar, Assistant Treasurer
              Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER

              OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR

              OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

              OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

              The Bank of New York

================================================================================
INDEPENDENT AUDITORS

              Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL

              Myer, Swanson, Adams & Wolf, P.C.

              This is a copy of a report to shareholders of Oppenheimer Champion Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Champion Income Fund. For material information concerning the Fund, see the Prospectus.

              Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

31  Oppenheimer Champion Income Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RA0190.001.0996       November 30, 1996

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